AMENDED BY-LAWS

                                       Of

                              PRIME COMPANIES, INC.

                             A Delaware corporation

                                    ARTICLE I

                              SHAREHOLDERS' MEETING


Section 1.                 Place of  Meetings.
                           -------------------

     All meetings of the shareholders shall be held at the office of the corporation, in the State of California, as may be designated for that purpose from time to time by the Board of Directors.

Section 2.                 Annual Meetings.
                           ----------------

     The annual meeting of the shareholders shall be held, each year at the time and on the day following:

                           Time of Meeting: 10:00 a.m.
                           Date of Meeting  First Monday in March

If this day shall be a legal holiday, then the meeting shall be held on the next succeeding business day, at the same hour. At the annual meeting, the shareholders shall elect a Board of Directors, consider reports of the affairs of the corporation and transact such other business as may properly be brought before the meeting.

Section 3.                 Special Meetings:
                           -----------------

     Special meetings of the shareholders for any purpose or purposes may be called at any time by the president, a vice-president, the secretary, an assistant secretary, or by the Board of Directors, or by one or more shareholders holding not less than one-fifth (1/5) of the voting power of the corporation. Upon request in writing by registered mail to the president, a vice-president, the secretary or an assistant secretary, directed to such officers at the principal office of the corporation, in California, or delivered to such officer in person by any person entitled to call a meeting of shareholders, it shall be the duty of such officer forthwith to cause notice to be given to the shareholders entitled to vote of a meeting to be held at such time as such officer may fix not less than ten nor more than sixty days after the receipt of such request. If such notice shall not be given within seven days after the date of mailing or date of delivery of such request, the person or persons calling the meeting may fix the time of meeting and give notice thereof in the manner provided by these By-laws.

Section 4.                 Notice of Meetings.
                           -------------------

     Notices of meetings, annual or special, shall be given in writing to shareholders entitled to vote by the secretary or the assistant secretary, or if there be no such officer, or in the case of his neglect or refusal, by any director or shareholder.

     Such notices shall be sent to the shareholder's address appearing on the books of the corporation, or supplied by him to the corporation for the purpose of notice, but not less than seven days before such meetings.

     Notice of any meeting of shareholders shall specify the place, the day and the hour of meeting, and in case of special meeting, as provided by the Corporations Code of California, the general nature of the business to be transacted.

     If a shareholder supplies no address, notice shall be deemed to have been given to him if mailed to the place where the principal office of the company, in California, is situated, or published at least once in some newspaper of general circulation in the County of said principal office. Such notice shall specify the place, the day and hour of the meeting, and in the case of special meetings, the general nature of the business to be transacted.

     When a meeting is adjourned for thirty days or more, notice of the adjourned meeting shall be given as in case of an original meeting. Save, as aforesaid, it shall not be necessary to give any notice of the adjournment or of the business to be transacted at an adjourned meeting other than by announcement at the meeting at which such adjournment is taken

Section 5.                 Consent to Shareholders' Meetings

     The transactions of any meeting of shareholders, however called and noticed, shall be valid as though had at a meeting duly held after regular call and notice, if a quorum be present either in person or by proxy, and if, either before or after the meeting, each of the shareholders entitled to vote, not present in person or by proxy, sign a written waiver of notice, or a consent to the holding of such meeting, or an approval of the minutes thereof. All such waivers, consents or approvals shall be filed with the corporate records or made a part of the minutes of the meeting.

Section 6.                 Shareholders Acting Without a Meeting.
                           --------------------------------------

     Any action which may be taken at a meeting of the shareholders, may be taken without a meeting if authorized by a writing signed by all of the shareholders entitled to vote at a meeting for such purpose, and filed with the secretary of the corporation.

Section 7.                 Quorum.
                           -------

     The holders of a majority of the shares entitled to vote thereat, present in person, or represented by proxy, shall be requisite and shall constitute a quorum at all meetings of the shareholders for the transaction of business except as otherwise provided By law, by the Articles of Incorporation, or by these By-laws. If, however, such majority shall not be present or represented at any meeting of the shareholders, the shareholders entitled to vote thereat, present in person, or by proxy, shall have the power to adjourn the meeting from time to time, until the requisite amount of voting shares shall be present. At such adjourned meeting at which the requisite amount of voting shares shall be represented, any business may be transacted which might have been transacted at the meeting as originally notified.

Section 8.                 Voting Rights.  Non-Cumulative Voting.
                           --------------------------------------

     Only persons in whose names shares entitled to vote stand on the stock records of the corporation on the day of any meeting of shareholders, unless some other day be fixed by the Board of Directors for the determination of shareholders of record, and then on such other day, shall be entitled to vote at such meeting

     Every shareholder entitled to vote at any election for directors of the Company shall be entitled to one vote per share and shall give each one candidate a number of votes equal to no more than the number of votes to which his/her shares are entitled. Shareholders may not cumulate their votes.

     The candidates receiving the highest number of votes up to the number of directors to be elected are elected.

     The Board of Directors may fix a time in the future not exceeding thirty days preceding the date of any meeting of shareholders or the date fixed for the payment of any dividend or distribution, or for the allotment of rights, or when any change or conversion or exchange of shares shall go into effect, as a record date for the determination of the shareholders entitled to notice of and to vote at any such meeting, or entitled to receive any such dividend or distribution, or any allotment of rights, or to exercise the rights in respect to any such change, conversion or exchange of shares. In such case shareholders of record on the date to fixed shall be entitled to notice of and to vote at such meeting, or to receive such dividends, distribution or allotment of rights, or to exercise such rights, as the case may be, notwithstanding any transfer of any share on the books of the company after any record date fixed as aforesaid. The Board of Directors may close the books of the company against transfers of shares during the whole or any part of such period.




Section 9.                 Proxies.
                           --------

     Every shareholder entitled to vote, or to execute consents, may do so, either in person or by written proxy, executed in accordance with the provisions of Section 2225 of the Corporations Code of California and filed with the secretary of the corporation.

Section 10.                Organization.
                           -------------

     The Chairman, or in the absence of the Chairman, the President shall call the meeting of the shareholders to order, and shall act as chairman of the meeting. In the absence of the president and all of the vice-presidents, shareholders shall appoint a chairman for such meeting. The secretary of the company shall act as secretary of all meetings of the shareholders, but in the absence of the secretary at any meeting of the shareholders, the presiding officer may appoint any person to act as secretary of the meeting.

Section 11.                Inspectors of Election.
                           -----------------------

     In advance of any meeting of shareholders the Board of Directors may, if they so elect, appoint inspectors of election to act at such meeting or any adjournments thereof. If inspectors of election be not so appointed, the chairman of any such meeting may, and on the request of any shareholder or his proxy shall, make such appointment at the meeting. The number of inspectors shall be either one or three.



                                   ARTICLE II

                              DIRECTORS: MANAGEMENT
                              ---------------------


Section 1.                 Powers.
                           -------

     Subject to the limitation of the Articles of Incorporation, of the By-laws, and the laws of the State of Delaware as to action to be authorized or approved by the shareholders, all corporate powers shall be exercised by or under authority of, and the business and affairs of this corporation shall be controlled by, a Board of Directors

Section 2.                 Number and Qualification
                           ------------------------


     The authorized  number of directors of the corporation shall be as follows:
Seven.  (Amended December 13, 2000).


     This number may be changed by amendment to the Articles of Incorporation or by an amendment to this Section 2., ARTICLE II, of these By-laws, adopted by the voter or written assent of the shareholders entitled to exercise majority voting power.


Section 3.                 Election and Tenure of Office
                           -----------------------------

     The directors shall be elected by ballot at the annual meeting of the shareholders, to serve for one year or until their successors are elected and have qualified. Their term of office shall begin immediately after election.

Section 4.                 Vacancies.
                           ----------

     Vacancies in the Board of Directors may be filled by a majority of the remaining directors, though less than a quorum, or by a sole remaining director, and each director so elected shall hold office until his successor is elected at an annual meeting of shareholders or at a special meeting called for that purpose.

     The shareholders may at any time elect a director to fill any vacancy not filled by the directors, and may elect the additional directors at the meeting at which an amendment of the By-laws is voted authorizing an increase in the number of directors.

     A vacancy or vacancies shall be deemed to exist in case of the death, resignation or removal of any director, or if the shareholders shall increase the authorized number of directors but shall fail at the meeting at which such increase is authorized, or at an adjournment thereof, to elect the additional director so provided for, or in case the shareholders fail at any time to elect the full number of authorized directors.

     If the Board of Directors accept the resignation of a Director tendered to take effect at a future time, the Board, or the shareholders, shall have power to elect a successor to take office when the resignation shall become affective.

     No reduction of the number of directors shall have the effect of removing any director prior to the expiration of his term of office.

Section 5.                 Removal of Directors.
                           ---------------------

     The entire Board of Directors or any individual director may be removed from office as provided by Section 141 of the Corporations Code of the State of Delaware.

Section 6.                 Place of Meetings.
                           ------------------

     Meetings of the Board of Directors shall be held at the office of the corporation in the State of California, as designated for that purpose, from time to time, by resolution of the Board of Directors or written consent of all of the members of the Board. Any meeting shall be valid, wherever held, if held by the written consent of all members of the Board of Directors, given either before or after the meeting and filed with the Secretary of the corporation.

Section 7.                 Organization Meetings.
                           ----------------------

     The  organization  meetings  of  the  Board  of  Directors  shall  be  held
immediately   following  the   adjournment   of  the  annual   meetings  of  the
shareholders.

Section 8.                 Other Regular Meetings.
                           -----------------------

     Regular meetings of the Board of Directors shall be held at the corporate offices, so such other place as may be designated by the Board of Directors, as follows:

                Time of Regular Meetings:          11:00 a.m.
                Date of Regular Meeting:           First Monday of March, June
                                                    September and December

If said day shall fall upon a holiday, such meetings shall be held of the next succeeding business day thereafter. No notice need be given of such regular meetings.

Section 9.                 Special Meetings-Notices.
                           -------------------------

     Special meetings of the Board of Directors of an purpose or purposes shall be called at any time by the president or if he is absent or unable or refuses to act, by any vice-president or by any two directors.

     Written notice of the time and place of special meetings shall be delivered personally to the directors or sent to each director by letter or by telegram, charges prepaid addressed to him at his address as it is shown upon the records of the corporation, or if it is not so shown on such records, or is not readily ascertainable, at the place in which the meetings of the directors are regularly held. In case such notice is mailed or telegraphed, it shall be deposited in the United States mail or delivered to the telegraph company in the place in which he principal office of the corporation is located at least forty-eight (48) hours prior to the time of the holding of the meeting. In case such notice is delivered as above provided, it shall be so delivered at least twenty-four (24) hours prior to the time of the holding of the meeting. Such mailing, telegraphing or delivery as above provided shall be due, legal and personal notice to such director.

Section 10.                Waiver of Notice
                           ----------------

     When all of the directors are present at any director's meeting, however called or noticed. And sign a written consent thereto on the records of such meeting, or, if a majority of the directors are present, and if those not present sign in writing a waiver of notice of such meeting, whether prior to or after the holding of such meeting, which said waiver shall be filed with the Secretary of the corporation, the transaction thereof are as valid as if had at a meeting regularly called and noticed.

Section 11.     Directors Acting Without a Meeting by Unanimous Written Consent.
                ----------------------------------------------------------------

     Any action required or permitted to be taken by the Board of Directors may be taken without a meeting and with the same force and effect as if taken by a unanimous vote of directors, if authorized by a writing signed by all members of the board. Such consent shall be filed with the regular minutes of the board.

Section 12.                Notice of Adjournment
                           ---------------------

     Notice of the time and place of holding an adjourned meeting need not be given to absent directors if the time and place be fixed at the meeting adjourned.

Section 13.                Quorum
                           ------

     A majority of the number of directors as fixed by the Articles of Incorporation or By-laws shall be necessary to constitute a quorum for the transaction of business, and the action of a majority of the directors present at any meeting at which there is a quorum, when duly assembled, is valid as a corporate act; provided that a minority of the directors, in the absence of a quorum, may adjourn from time to time, but may not transact any business.

Section 14.                Compensation of Directors
                           -------------------------

     Directors, as such, shall not receive any stated salary for their services, but by resolution of the Board a fixed sum and expense of attendance, if any, may be allowed for attendance at each regular and special meeting of the Board; provided that nothing here-in contained shall be construed to preclude any director from serving the company in any other capacity and receiving compensation therefor.

Section 15.                Executive Committee
                           -------------------

     An executive committee may be appointed by resolution passed by a majority of the whole Board. The executive committee shall be composed of members of the Board, and shall have such powers as may be expressly delegated to it by resolution of the Board of Directors. It shall act only in the intervals between meetings of the Board and shall be subject at all times to the control of the Board of Directors.





                                   ARTICLE III

                                    OFFICERS
                                    --------


Section 1.                 Officers.
                           ---------

     The officers of the corporation shall be a president, a secretary and a treasurer. The corporation may also have, at the discretion of the Board of Directors, a chairman of the board, one or more additional vice-presidents, one or more assistant secretaries, one or more assistant treasurers, and such other officers as may be appointed in accordance with the provisions of Section 3 of this Article. One person may hold two or more offices, except those of president and secretary.


Section 2.                 Election.
                           ---------

     The officers of the corporation, except such officers as may be appointed in accordance with the provisions of Section 3 or Section 5 of this Article shall be chosen annually by the Board of Directors, and each shall hold his office until he shall resign or shall be removed or otherwise disqualified to serve, or his successor shall be elected and qualified.

Section 3.                 Subordinate Officers, Etc.
                           --------------------------

     The Board of Directors may appoint such other officers as the business of the corporation may require, each of whom shall hold office for such period, have such authority and perform such duties as are provided in the By-laws or as the Board of Directors may from time to time determine.

Section 4                  Removal and Resignation
                           -----------------------

     Any officer may be removed, either with or without cause, by a majority of the directors at the time in office, at any regular or special meeting of the Board, or, except in case of an officer chosen by the Board of Directors, by any officer upon whom such power of removal may be conferred by the Board of Directors.

     Any officer may resign at any time by giving written notice to the Board of Directors, or to the president, or to the secretary of the corporation. Any such resignation shall take effect at the date of the receipt of such notice or at any later time specified therein; and, unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.




Section 5.                 Vacancies
                           ---------

     A  vacancy  in  any  office   because  of  death,   resignation,   removal,
disqualification or any other cause shall be filled in the manner prescribed in the By-laws for regular appointments to such office.

Section 6.                 Chairman of the Board
                           ---------------------

     The Chairman of the Board, if there shall be such an officer shall, if present, preside at all meetings of the Board of Directors, and exercise and perform such other powers and duties as may be from time to time assigned to him by the Board of Directors or prescribed by the By-laws.

Section 7.                 President
                           ---------

     Subject to such supervisory powers, if any, as may be given by the Board of Directors to the Chairman of the Board, if there be such an officer, the President shall be the Chief Operating Officer of the corporation and shall, subject to the control of the Board of Directors, have general supervision, direction and control of the business and officers of the corporation. He shall preside at all meetings of the shareholders and in the absence of the Chairman of the Board, or if there be none, at all meetings of the Board of Directors. He shall be ex officio a member of all the standing committees, including the executive committee, if any, and shall have the general powers and duties of management usually vested in the office of president of the corporation, and shall have such other powers and duties as may be prescribed by the Board of Directors or the By-laws.

Section  8.                Vice-President
                           --------------

     In the absence or disability of the president, the vice-presidents, in order of their rank as fixed by the Board of Directors, or if not ranked, the vice president designated by the Board of Directors, shall perform all the duties of the president, and when so acting shall have all the powers of, and be subject to, all the restrictions upon, the president. The vice-presidents shall have such other powers and perform such other duties as from time to time may be prescribed for them respectively by the Board of Directors or the By-laws.

Section 9.                 Secretary.
                           ----------

     The secretary shall keep, or cause to be kept, a book of minutes at the principal office or such other place as The Board of Directors may order, of all meetings of Directors and Shareholders, with the time and place of holding, whether regular or special, and if special, how authorized, the notice thereof given, the names of those present at directors' meetings, the number of shares present or represented at shareholders' meetings and the proceedings thereof.

     The secretary shall keep, or cause to be kept, at the principal office or at the office of the corporation's transfer agent, a share register, or duplicate share register, showing the names of the shareholders and their addresses; the number and classes of shares held by each, the number and date of certificates issued for the same; and the number and date of cancellation of every certificate surrendered for cancellation

     The secretary shall give, or cause to be given, notice of all the meetings of the shareholders and the Board of Directors required by the By-laws or by law to be given, and he shall keep the seal of the corporation in safe custody, and shall have such other powers and perform such other duties as may be prescribed by the Board of directors or by the By-laws

Section 10.                Treasurer.
                           ----------

     The treasurer shall keep and maintain, or cause to be kept and maintained, adequate and correct accounts of the properties and business transactions of the corporation, including accounts of its assets, liabilities, receipts, disbursements, gains, losses capital, surplus and shares. Any surplus, including earned surplus, paid-in surplus and surplus arising from a reduction of stated capital, shall be classified according to source and shown in a separate account. The books of account shall at all reasonable times be open to inspection by any director.

     The treasurer shall deposit all moneys and other valuables in the name and to the credit of the corporation with such depositaries as may be designated by the Board of Directors. He shall disburse the funds of the corporation as may be ordered by the Board of Directors, shall render to the president and directors, whenever they request it, an account of all of his transactions as treasurer and of the financial condition of the corporation, and shall have such other powers and perform such other duties as may be prescribed by the Board of Director or the By-laws.

                                   ARTICLE IV

                    INDEMNIFICATION OF DIRECTORS AND OFFICERS
                    -----------------------------------------


    Section 1.             Limitation of Liability.
                           -----------------------

     Officers and directors shall not be liable to the Corporation or its shareholders for monetary damages for any action taken or any failure to take any action taken or any failure to take any action, as a director, except liability for:

     a) the amount of a financial benefit received by such individual to which he/she is not entitled;

     b)   an  intention   infliction   of  harm  on  the   Corporation   or  its
          shareholders;

     c) any violation of the California Corporations Code not permitted to be waived or indemnified;

     d)   an intentional violation of criminal law.

    Section 2.             Indemnification.
                           ----------------

     Unless otherwise provided in the Articles of Incorporation, the Corporation may indemnify any individual made a party to a proceeding because the individual is or was a director or officer of the Corporation, against liability incurred in the proceeding. Provided, however, the indemnification is in accordance with the laws of the State of Delaware. No indemnification will be provided if it is determined that the Officer or Director:

     1)   acted  in  bad  faith  with   respect  to  the   corporation   or  its
          shareholders;

     2)   the individual did not act in the Corporation's best interest;

     3)   the individual is adjudged  liable to the  Corporation for any reason;
          or

     4) in the case of a derivative action in which it is found the individual is liable for deriving a personal benefit.


    Section 3.             Insurance.
                           ----------

     The Corporation may purchase and maintain liability insurance on behalf of persons who are Officers and/or Directors of the Corporation to cover liability asserted against or incurred by any such person acting in that capacity or arising from the individual's status as an Officer or Director of the Corporation. Insurance may be procured from any insurance company designated by the Board of Directors.

                                   ARTICLE IV

                   CORPORATE RECORDS AND REPORTS - INSPECTION
                   ------------------------------------------

    Section 1.             Records.
                           -------

     The Corporation shall maintain adequate and correct accounts, books and records of its business and properties. All of such books, records and accounts shall be kept at its principal place of business in the State of California, as fixed by the Board of Directors from time to time

    Section 2.              Inspection of Books and Records.
                            -------------------------------

     All books and records provided for in Section 220 of the Corporations Code of Delaware shall be open to inspection of the directors and shareholders from time to time and in the manner provided in said Section 220.

    Section 3.              Certification and Inspection of By-laws.
                            ---------------------------------------

     The original or a copy of these By-laws, as amended or otherwise altered to date, certified by the Secretary, shall be open to inspection by the shareholders of the company, as provided in Section 220 of the Corporations Code of Delaware.

    Section 4.             Checks, Drafts, Etc.
                           -------------------

     All checks, drafts or other orders for payment of money, notes or other evidences of indebtedness, issued in the name of or payable to the corporation, shall be signed or endorsed by such person or persons and in such manner as shall be determined from time to time by resolution of the Board of Directors.

    Section 5.             Contracts Etc. - How Executed.
                           -----------------------------

     The Board of Directors, except as in the By-laws otherwise provided, may authorize any officer or officers, agent or agents, to enter into any contract or execute any instrument in the name of and on behalf of the corporation. Such authority may be general or confined to specific instances. Unless so authorized by the Board of Directors, no officer, agent or employee shall have any power of authority to bind the corporation by any contract or engagement, or to pledge its credit, or to render it liable for any purpose or to any amount.

    Section 6.             Annual Report.
                           -------------

     The Board of Directors shall cause an annual report or statement to be sent to the shareholders of this corporation not later than 120 days after the close of the fiscal or calendar year.

                                   ARTICLE VI

                      CERTIFICATES AND TRANSFERS OF SHARES
                      ------------------------------------

    Section 1.             Certificates for Shares.
                           ------------------------

     Certificates for shares shall be of such form and device as the Board of Directors may designate and shall state the name of the record holder of the shares represented thereby; its number, date of issuance, the number of shares for which it is issued, the par value, if any, or a statement that such shares are without par value; a statement of the rights, privileges, preferences and restrictions, if any; a statement as to the redemption or conversion, if any; a statement of liens or restrictions upon transfer or voting, if any; if the shares be assessable or, if assessments are collectible by personal action, a plain statement of such facts.

     Every certificate for shares must be signed by the President or a Vice-President and the Secretary or an Assistant Secretary or must be authenticated by facsimiles of the signatures of the President and Secretary or by a facsimile of the signature of its President and the written signature of its Secretary or an Assistant Secretary. Before it becomes effective every certificate for shares authenticated by a facsimile of a signature must be countersigned by a transfer agent or transfer clerk and must be registered by an incorporated bank or trust company, either domestic or foreign, as registrar of transfers.

    Section 2.             Transfer on the Books.
                           ---------------------

     Upon surrender to the Secretary or transfer agent of the corporation of a certificate for shares duly endorsed or accompanied by proper evidence of succession, assignment or authority to transfer, it shall be the duty of the corporation to issue a new certificate to the person entitled thereto, cancel the old certificate and record the transaction upon its books.

    Section 3.             Lost or Destroyed Certificates.
                           ------------------------------

     Any person claiming a certificate of stock to be lost or destroyed shall make an affidavit or affirmation of that fact and advertise the same in such manner as the Board of Directors may require, and shall if the directors so require give the corporation a bond of indemnity, in form and with one or more sureties satisfactory to the Board, is at least double the value of the stock represented by said certificate, whereupon a new certificate may be issued in the same tenor and for the same number of shares as the one alleged to be lost or destroyed.

    Section 4.  Transfer Agents and Registrars.

     The Board of Directors may appoint one or more transfer agents or transfer clerks, and one or more registrars, which shall be an incorporated bank or trust company - either domestic or foreign, who shall be appointed at such times and places as the requirements of the corporation may necessitate and the Board of Directors may designate.

    Section 5.             Closing Stock Transfer Books.
                           ----------------------------

     The Board of Directors may close the transfer books in their discretion for a period not exceeding thirty days preceding any meeting, annual or special, of the shareholders or the day appointed for the payment of a dividend.

    Section 6.             Legend Condition.
                           ----------------

     In the event any shares of this corporation are issued pursuant to a permit or exemption therefrom requiring the imposition of a legend condition the person or persons issuing or transferring said shares shall make sure said legend appears on the certificate and on the stub relating thereto in the stock record book and shall not be required to transfer any shares free of such legend unless an amendment to such permit or a new permit be first issued so authorizing such a deletion.

                                   ARTICLE VII

                                 CORPORATE SEAL
                                 --------------

     The corporate seal, if any, shall be circular in form, and shall have inscribed thereon the name of the corporation, the date of its incorporation, and the word Delaware.

                                  ARTICLE VIII

                              AMENDMENTS TO BY-LAWS
                              ---------------------

    Section 1.             By Shareholders.
                           ---------------

     New By-laws may be adopted or these By-laws may be repealed or amended at their annual meeting, or at any other meeting of the shareholders called for that purpose, by a vote of shareholders entitled to exercise a majority of the voting power of the corporation, or by written assent of such shareholders.

    Section 2.             Powers of Directors.
                           -------------------

     Subject to the right of the shareholders to adopt, amend or repeal By-laws, as provided in Section 1 of this Article VII, the Board of Directors may adopt, amend or repeal any of these By-laws other than a By-law or amendment thereof changing the authorized number of directors.

    Section 3.    Record of Amendments.
                  --------------------

     Wherever an amendment or new By-law is adopted, it shall be copied in the book of By-laws with the original By-laws, in the appropriate place. If any By-law is repealed, the fact of repeal with the date of the meeting at which the repeal was enacted or written assent was filed shall be stated in said book.



/s/
Secretary
September 19, 2000


Article II, Section 2 Amended December 13, 2000